The Bank of New York Mellon Corporation

Financial Supplement

Fourth Quarter 2025

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q25 vs.				FY25 vs.
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	FY25	FY24	FY24
Selected income statement data
Fee and other revenue	$3,833	$3,845	$3,825	$3,633	$3,653	—%	5%	$15,136	$14,307	6%
Net interest income	1,346	1,236	1,203	1,159	1,194	9	13	4,944	4,312	15
Total revenue	5,179	5,081	5,028	4,792	4,847	2	7	20,080	18,619	8
Provision for credit losses	(26)	(7)	(17)	18	20	N/M	N/M	(32)	70	N/M
Noninterest expense	3,360	3,236	3,206	3,252	3,355	4	—	13,054	12,701	3
Income before income taxes	1,845	1,852	1,839	1,522	1,472	—	25	7,058	5,848	21
Provision for income taxes	376	395	404	300	315	(5)	19	1,475	1,305	13
Net income	$1,469	$1,457	$1,435	$1,222	$1,157	1%	27%	$5,583	$4,543	23%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,427	$1,339	$1,391	$1,149	$1,130	7%	26%	$5,306	$4,336	22%
Diluted earnings per common share	$2.02	$1.88	$1.93	$1.58	$1.54	7%	31%	$7.40	$5.80	28%
Average common shares and equivalents outstanding – diluted (in thousands)	705,140	712,854	720,007	727,398	733,720	(1)%	(4)%	716,718	748,101	(4)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	36%	36%	37%	32%	30%			35%	31%
Return on common equity	14.5%	13.7%	14.7%	12.6%	12.2%			13.9%	11.9%
Return on tangible common equity – Non-GAAP (a)	26.6%	25.6%	27.8%	24.2%	23.3%			26.1%	22.8%
Non-U.S. revenue as a percentage of total revenue	36%	35%	36%	33%	35%			35%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$59.3	$57.8	$55.8	$53.1	$52.1	3%	14%
Assets under management (“AUM”) (in trillions)	$2.2	$2.1	$2.1	$2.0	$2.0	2%	7%
Full-time employees	48,100	49,200	49,900	51,000	51,800	(2)%	(7)%
Book value per common share	$57.36	$55.99	$54.76	$52.82	$51.52
Tangible book value per common share – Non-GAAP (a)	$31.64	$30.60	$29.57	$28.20	$27.05
Cash dividends per common share	$0.53	$0.53	$0.47	$0.47	$0.47
Common dividend payout ratio	26%	28%	25%	30%	31%
Closing stock price per common share	$116.09	$108.96	$91.11	$83.87	$76.83
Market capitalization	$79,897	$75,983	$64,254	$60,003	$55,139
Common shares outstanding (in thousands)	688,236	697,349	705,241	715,434	717,680

Capital ratios at period end (c)
Common Equity Tier 1 (“CET1”) ratio	11.9%	11.7%	11.5%	11.5%	11.2%
Tier 1 capital ratio	14.6%	14.4%	14.5%	14.6%	13.7%
Total capital ratio	15.4%	15.3%	15.5%	15.7%	14.8%
Tier 1 leverage ratio	6.0%	6.1%	6.1%	6.2%	5.7%
Supplementary leverage ratio (“SLR”)	6.7%	6.7%	6.9%	6.9%	6.5%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Trust Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $2.2 trillion at Dec. 31, 2025, $2.1 trillion at Sept. 30, 2025, $2.0 trillion at June 30, 2025, $1.9 trillion at March 31, 2025 and $1.8 trillion at Dec. 31, 2024.

(c) Regulatory capital ratios for Dec. 31, 2025 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Standardized Approach.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						4Q25 vs.				FY25 vs.
	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	FY25	FY24	FY24
Revenue
Investment services fees	$2,632	$2,585	$2,583	$2,411	$2,438	2%	8%	$10,211	$9,419	8%
Investment management and performance fees	806	782	758	739	808	3	—	3,085	3,139	(2)
Foreign exchange revenue	171	166	213	156	177	3	(3)	706	688	3
Financing-related fees	53	67	51	60	53	(21)	—	231	216	7
Distribution and servicing fees	36	37	36	37	37	(3)	(3)	146	158	(8)
Total fee revenue	3,698	3,637	3,641	3,403	3,513	2	5	14,379	13,620	6
Investment and other revenue	135	208	184	230	140	N/M	N/M	757	687	N/M
Total fee and other revenue	3,833	3,845	3,825	3,633	3,653	—	5	15,136	14,307	6
Net interest income	1,346	1,236	1,203	1,159	1,194	9	13	4,944	4,312	15
Total revenue	5,179	5,081	5,028	4,792	4,847	2	7	20,080	18,619	8
Provision for credit losses	(26)	(7)	(17)	18	20	N/M	N/M	(32)	70	N/M
Noninterest expense
Staff	1,812	1,745	1,768	1,834	1,817	4	—	7,159	7,130	—
Software and equipment	565	542	527	513	520	4	9	2,147	1,962	9
Professional, legal and other purchased services	429	404	388	366	410	6	5	1,587	1,503	6
Sub-custodian and clearing	139	141	150	131	128	(1)	9	561	498	13
Net occupancy	143	140	132	136	149	2	(4)	551	537	3
Distribution and servicing	73	68	63	65	87	7	(16)	269	361	(25)
Business development	71	45	53	48	54	58	31	217	188	15
Bank assessment charges	(22)	6	22	38	16	N/M	N/M	44	36	N/M
Amortization of intangible assets	11	12	11	11	13	(8)	(15)	45	50	(10)
Other	139	133	92	110	161	5	(14)	474	436	9
Total noninterest expense	3,360	3,236	3,206	3,252	3,355	4	—	13,054	12,701	3
Income before income taxes	1,845	1,852	1,839	1,522	1,472	—	25	7,058	5,848	21
Provision for income taxes	376	395	404	300	315	(5)	19	1,475	1,305	13
Net income	1,469	1,457	1,435	1,222	1,157	1	27	5,583	4,543	23
Net (income) attributable to noncontrolling interests	(8)	(12)	(12)	(2)	(2)	N/M	N/M	(34)	(13)	N/M
Preferred stock dividends	(34)	(106)	(32)	(71)	(25)	N/M	N/M	(243)	(194)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,427	$1,339	$1,391	$1,149	$1,130	7%	26%	$5,306	$4,336	22%

Average common shares and equivalents outstanding: Basic	697,540	705,873	714,799	720,951	726,568	(1)%	(4)%	710,177	742,588	(4)%
Diluted	705,140	712,854	720,007	727,398	733,720	(1)%	(4)%	716,718	748,101	(4)%

Earnings per common share: Basic	$2.04	$1.90	$1.95	$1.59	$1.56	7%	31%	$7.47	$5.84	28%
Diluted	$2.02	$1.88	$1.93	$1.58	$1.54	7%	31%	$7.40	$5.80	28%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2025				2024
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from banks	$5,111	$5,055	$5,699	$5,354	$4,178
Interest-bearing deposits with the Federal Reserve and other central banks	116,009	106,368	135,602	102,303	89,546
Interest-bearing deposits with banks	10,397	11,027	12,069	11,945	9,612
Federal funds sold and securities purchased under resale agreements	44,892	41,863	45,547	41,316	41,146
Securities	150,200	149,528	147,068	145,385	136,627
Trading assets	14,276	13,625	12,610	11,978	13,981
Loans	80,615	75,195	73,096	71,404	71,570
Allowance for loan losses	(245)	(272)	(275)	(295)	(294)
Net loans	80,370	74,923	72,821	71,109	71,276
Premises and equipment	3,581	3,549	3,289	3,257	3,266
Accrued interest receivable	1,435	1,426	1,348	1,302	1,293
Goodwill	16,767	16,773	16,823	16,661	16,598
Intangible assets	2,822	2,834	2,849	2,846	2,851
Other assets	26,440	28,341	30,056	27,235	25,690
Total assets	$472,300	$455,312	$485,781	$440,691	$416,064
Liabilities
Deposits	$331,894	$314,697	$346,393	$308,644	$289,524
Federal funds purchased and securities sold under repurchase agreements	18,992	16,585	15,492	15,663	14,064
Trading liabilities	6,135	3,499	6,134	4,580	4,865
Payables to customers and broker-dealers	21,872	23,638	21,273	22,244	20,073
Commercial paper	2,003	2,364	2,361	1,662	301
Other borrowed funds	422	283	293	212	225
Accrued taxes and other expenses	5,544	4,920	4,634	4,438	5,270
Other liabilities	8,757	12,678	11,233	8,756	9,124
Long-term debt	31,873	32,287	33,429	30,869	30,854
Total liabilities	427,492	410,951	441,242	397,068	374,300
Temporary equity
Redeemable noncontrolling interests	87	111	111	94	87
Permanent equity
Preferred stock	4,836	4,836	5,331	5,331	4,343
Common stock	14	14	14	14	14
Additional paid-in capital	29,907	29,795	29,659	29,535	29,321
Retained earnings	46,396	45,346	44,388	43,343	42,537
Accumulated other comprehensive loss, net of tax	(3,035)	(3,362)	(3,549)	(4,115)	(4,656)
Less: Treasury stock, at cost	(33,805)	(32,750)	(31,893)	(30,989)	(30,241)
Total The Bank of New York Mellon Corporation shareholders’ equity	44,313	43,879	43,950	43,119	41,318
Nonredeemable noncontrolling interests of consolidated investment management funds	408	371	478	410	359
Total permanent equity	44,721	44,250	44,428	43,529	41,677
Total liabilities, temporary equity and permanent equity	$472,300	$455,312	$485,781	$440,691	$416,064

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q25 vs.				FY25 vs.
(dollars in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	FY25	FY24	FY24
Investment services fees	$2,632	$2,585	$2,583	$2,411	$2,438	2%	8%	$10,211	$9,419	8%
Investment management and performance fees:
Investment management fees (a)	792	776	748	734	788	2	1	3,050	3,088	(1)
Performance fees	14	6	10	5	20	N/M	N/M	35	51	N/M
Total investment management and performance fees (b)	806	782	758	739	808	3	—	3,085	3,139	(2)
Foreign exchange revenue	171	166	213	156	177	3	(3)	706	688	3
Financing-related fees	53	67	51	60	53	(21)	—	231	216	7
Distribution and servicing fees	36	37	36	37	37	(3)	(3)	146	158	(8)
Total fee revenue	3,698	3,637	3,641	3,403	3,513	2	5	14,379	13,620	6
Investment and other revenue:
Income (loss) from consolidated investment management funds	19	23	35	6	(5)	N/M	N/M	83	46	N/M
Seed capital gains (losses) (c)	4	8	8	(6)	3	N/M	N/M	14	20	N/M
Other trading revenue	76	73	59	71	89	N/M	N/M	279	314	N/M
Renewable energy investment gains	6	19	15	15	5	N/M	N/M	55	25	N/M
Corporate/bank-owned life insurance	51	41	35	38	47	N/M	N/M	165	137	N/M
Other investments (losses) gains (d)	(43)	7	26	24	8	N/M	N/M	14	67	N/M
Disposal gains	—	12	—	40	—	N/M	N/M	52	—	N/M
Expense reimbursements from joint venture	35	36	34	31	29	N/M	N/M	136	118	N/M
Other income	2	19	7	11	14	N/M	N/M	39	45	N/M
Net securities (losses)	(15)	(30)	(35)	—	(50)	N/M	N/M	(80)	(85)	N/M
Total investment and other revenue	135	208	184	230	140	N/M	N/M	757	687	N/M
Total fee and other revenue	$3,833	$3,845	$3,825	$3,633	$3,653	—%	5%	$15,136	$14,307	6%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees decreased 1% (Non-GAAP) compared with 4Q24. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q25			3Q25			2Q25			1Q25			4Q24
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$97,489	3.38%		$94,533	3.69%		$99,426	3.73%		$86,038	3.84%		$94,337	4.18%
Interest-bearing deposits with banks	11,440	2.53		10,980	2.97		11,199	3.10		10,083	3.39		10,479	3.54
Federal funds sold and securities purchased under resale agreements	43,363	26.99	(a)	40,885	30.66	(a)	39,522	32.23	(a)	41,166	28.79	(a)	37,939	31.22	(a)
Loans	76,678	5.46		72,692	5.80		71,265	5.81		69,670	5.80		69,211	6.17
Securities:
U.S. government obligations	33,726	3.49		31,754	3.59		29,279	3.63		26,614	3.49		27,223	3.47
U.S. government agency obligations	61,578	3.29		61,174	3.40		62,874	3.36		63,514	3.27		63,166	3.31
Other securities	55,119	3.54		54,986	3.61		54,610	3.58		51,403	3.62		49,675	3.76
Total investment securities	150,423	3.43		147,914	3.52		146,763	3.49		141,531	3.44		140,064	3.50
Trading securities (b)	7,896	4.82		7,489	5.02		7,367	4.84		6,199	5.29		5,738	6.13
Total securities (b)	158,319	3.50		155,403	3.59		154,130	3.56		147,730	3.52		145,802	3.61
Total interest-earning assets (b)	$387,289	6.46%		$374,493	6.98%		$375,542	7.03%		$354,687	6.97%		$357,768	7.18%
Noninterest-earning assets	63,924			62,998			63,066			61,157			62,576
Total assets	$451,213			$437,491			$438,608			$415,844			$420,344

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$258,640	2.58%		$248,016	2.90%		$250,688	2.95%		$234,394	2.98%		$235,281	3.27%
Federal funds purchased and securities sold under repurchase agreements	18,105	57.66	(a)	16,242	69.11	(a)	17,485	65.95	(a)	17,566	60.25	(a)	17,599	60.52	(a)
Trading liabilities	2,839	4.03		3,333	4.40		2,821	4.94		2,063	4.56		1,887	4.61
Other borrowed funds	339	4.57		243	4.63		432	5.06		288	5.93		484	2.32
Commercial paper	2,310	4.32		3,268	4.63		2,511	4.56		1,279	4.51		2,336	4.83
Payables to customers and broker-dealers	16,764	4.02		16,434	4.34		15,494	4.19		15,142	4.21		13,672	4.77
Long-term debt	32,135	5.09		32,503	5.53		31,805	5.64		31,216	5.57		31,506	5.58
Total interest-bearing liabilities	$331,132	5.94%		$320,039	6.64%		$321,236	6.74%		$301,948	6.66%		$302,765	6.92%
Total noninterest-bearing deposits	51,842			51,310			49,610			48,141			51,207
Other noninterest-bearing liabilities	23,858			21,674			24,073			23,808			24,790
Total The Bank of New York Mellon Corporation shareholders’ equity	43,978			43,974			43,223			41,542			41,266
Noncontrolling interests	403			494			466			405			316
Total liabilities and equity	$451,213			$437,491			$438,608			$415,844			$420,344
Net interest margin		1.38%			1.31%			1.27%			1.30%			1.32%
Net interest margin (FTE) – Non-GAAP (c)		1.38%			1.31%			1.27%			1.30%			1.32%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $242 billion for 4Q25, $241 billion for 3Q25, $247 billion for 2Q25, $224 billion for 1Q25 and $208 billion for 4Q24. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 4.11% for 4Q25, 4.45% for 3Q25, 4.45% for 2Q25, 4.46% for 1Q25 and 4.82% for 4Q24. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 4.02% for 4Q25, 4.36% for 3Q25, 4.36% for 2Q25, 4.37% for 1Q25 and 4.73% for 4Q24. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2025				2024
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Consolidated regulatory capital ratios: (a)
Standardized Approach:
CET1 capital	$21,087	$20,645	$20,149	$19,505	$18,759
Tier 1 capital	25,910	25,471	25,472	24,783	23,039
Total capital	27,391	27,079	27,243	26,581	24,818
Risk-weighted assets	177,588	176,432	175,668	169,262	167,786

CET1 ratio	11.9%	11.7%	11.5%	11.5%	11.2%
Tier 1 capital ratio	14.6	14.4	14.5	14.6	13.7
Total capital ratio	15.4	15.3	15.5	15.7	14.8

Advanced Approaches:
CET1 capital	$21,087	$20,645	$20,149	$19,505	$18,759
Tier 1 capital	25,910	25,471	25,472	24,783	23,039
Total capital	27,047	26,734	26,897	26,246	24,535
Risk-weighted assets	162,959	168,841	168,748	162,234	160,472

CET1 ratio	12.9%	12.2%	11.9%	12.0%	11.7%
Tier 1 capital ratio	15.9	15.1	15.1	15.3	14.4
Total capital ratio	16.6	15.8	15.9	16.2	15.3

Tier 1 leverage ratio: (a)
Average assets for Tier 1 leverage ratio	$432,804	$419,077	$420,131	$397,513	$402,069
Tier 1 leverage ratio	6.0%	6.1%	6.1%	6.2%	5.7%

SLR: (a)
Leverage exposure	$388,733	$377,728	$369,838	$359,666	$353,523
SLR	6.7%	6.7%	6.9%	6.9%	6.5%

Average liquidity coverage ratio (a)	112%	112%	112%	116%	115%
Average net stable funding ratio (a)	130%	130%	131%	132%	132%
(a) Regulatory capital and liquidity ratios for Dec. 31, 2025 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Standardized Approach.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q25 vs.				FY25 vs.
(dollars in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	FY25	FY24	FY24
Revenue:
Investment services fees:
Asset Servicing	$1,159	$1,141	$1,094	$1,062	$1,042	2%	11%	$4,456	$4,094	9%
Issuer Services	331	313	376	267	295	6	12	1,287	1,163	11
Total investment services fees	1,490	1,454	1,470	1,329	1,337	2	11	5,743	5,257	9
Foreign exchange revenue	142	143	175	136	147	(1)	(3)	596	552	8
Other fees (a)	68	73	60	65	62	(7)	10	266	234	14
Total fee revenue	1,700	1,670	1,705	1,530	1,546	2	10	6,605	6,043	9
Investment and other revenue	62	119	94	140	97	N/M	N/M	415	405	N/M
Total fee and other revenue	1,762	1,789	1,799	1,670	1,643	(2)	7	7,020	6,448	9
Net interest income	735	670	675	630	681	10	8	2,710	2,468	10
Total revenue	2,497	2,459	2,474	2,300	2,324	2	7	9,730	8,916	9
Provision for credit losses	(13)	(3)	(13)	8	15	N/M	N/M	(21)	38	N/M
Noninterest expense (ex. amortization of intangible assets)	1,665	1,649	1,613	1,578	1,659	1	—	6,505	6,286	3
Amortization of intangible assets	7	7	7	6	7	—	—	27	28	(4)
Total noninterest expense	1,672	1,656	1,620	1,584	1,666	1	—	6,532	6,314	3
Income before income taxes	$838	$806	$867	$708	$643	4%	30%	$3,219	$2,564	26%

Total revenue by line of business:
Asset Servicing	$1,945	$1,915	$1,870	$1,786	$1,797	2%	8%	$7,516	$6,872	9%
Issuer Services	552	544	604	514	527	1	5	2,214	2,044	8
Total revenue by line of business	$2,497	$2,459	$2,474	$2,300	$2,324	2%	7%	$9,730	$8,916	9%

Financial ratios:
Pre-tax operating margin	34%	33%	35%	31%	28%			33%	29%

Memo: Securities lending revenue (b)	$69	$62	$56	$52	$52	11%	33%	$239	$191	25%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q25 vs.				FY25 vs.
(dollars in millions, unless otherwise noted)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	FY25	FY24	FY24
Selected balance sheet data:
Average loans	$11,439	$10,706	$11,327	$11,347	$11,553	7%	(1)%	$11,204	$11,235	—%
Average assets (a)	$212,227	$202,454	$206,552	$194,901	$200,277	5%	6%	$204,077	$196,740	4%
Average deposits	$192,796	$183,081	$185,831	$175,854	$180,843	5%	7%	$184,433	$178,643	3%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$43.0	$41.7	$40.1	$38.1	$37.7	3%	14%	$43.0	$37.7	14%
Market value of securities on loan at period end (in billions) (d)	$604	$554	$516	$504	$488	9%	24%	$604	$488	24%

Issuer Services
Total debt serviced at period end (in trillions)	$14.8	$14.5	$14.3	$13.9	$14.1	2%	5%	$14.8	$14.1	5%
Number of Depositary Receipts programs at period end (e)	1,614	1,601	1,568	1,576	1,576	1%	2%	1,614	1,576	2%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2025 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $2.2 trillion at Dec. 31, 2025, $2.1 trillion at Sept. 30, 2025, $2.0 trillion at June 30, 2025, $1.9 trillion at March 31, 2025 and $1.8 trillion at Dec. 31, 2024.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $74 billion at Dec. 31, 2025, $81 billion at Sept. 30, 2025, $68 billion at June 30, 2025, $62 billion at March 31, 2025 and $60 billion at Dec. 31, 2024.

(e) Beginning in 4Q25, the previously reported metric for the Issuer Services line of business, Number of sponsored Depositary Receipts programs, has been replaced with a new metric, Number of Depositary Receipts programs.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q25 vs.				FY25 vs.
(dollars in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	FY25	FY24	FY24
Revenue:
Investment services fees:
Pershing	$505	$508	$513	$503	$516	(1)%	(2)%	$2,029	$1,947	4%
Payments and Trade (a)	212	214	209	209	206	(1)	3	844	792	7
Clearance and Collateral Management	417	398	385	362	364	5	15	1,562	1,385	13
Total investment services fees	1,134	1,120	1,107	1,074	1,086	1	4	4,435	4,124	8
Foreign exchange revenue	28	31	30	29	27	(10)	4	118	97	22
Other fees (b)	65	70	63	65	61	(7)	7	263	235	12
Total fee revenue	1,227	1,221	1,200	1,168	1,174	—	5	4,816	4,456	8
Investment and other revenue	9	22	36	21	19	N/M	N/M	88	79	N/M
Total fee and other revenue	1,236	1,243	1,236	1,189	1,193	(1)	4	4,904	4,535	8
Net interest income	569	524	506	497	474	9	20	2,096	1,729	21
Total revenue	1,805	1,767	1,742	1,686	1,667	2	8	7,000	6,264	12
Provision for credit losses	(7)	(3)	(6)	4	9	N/M	N/M	(12)	19	N/M
Noninterest expense (ex. amortization of intangible assets)	929	894	897	865	851	4	9	3,585	3,349	7
Amortization of intangible assets	1	1	—	1	1	—	—	3	4	(25)
Total noninterest expense	930	895	897	866	852	4	9	3,588	3,353	7
Income before income taxes	$882	$875	$851	$816	$806	1%	9%	$3,424	$2,892	18%

Total revenue by line of business:
Pershing	$741	$729	$739	$719	$705	2%	5%	$2,928	$2,687	9%
Payments and Trade (a)	524	510	490	477	471	3	11	2,001	1,737	15
Clearance and Collateral Management	540	528	513	490	491	2	10	2,071	1,840	13
Total revenue by line of business	$1,805	$1,767	$1,742	$1,686	$1,667	2%	8%	$7,000	$6,264	12%

Financial ratios:
Pre-tax operating margin	49%	50%	49%	48%	48%			49%	46%
(a) Formerly Treasury Services.
(b) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q25 vs.				FY25 vs.
(dollars in millions, unless otherwise noted)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	FY25	FY24	FY24
Selected balance sheet data:
Average loans	$49,613	$46,278	$44,262	$42,986	$42,217	7%	18%	$45,804	$41,533	10%
Average assets (a)	$144,606	$137,103	$135,119	$129,244	$126,919	5%	14%	$136,561	$124,448	10%
Average deposits	$101,751	$97,497	$96,566	$91,905	$90,980	4%	12%	$96,958	$90,185	8%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$15.9	$15.8	$15.4	$14.7	$14.1	1%	13%	$15.9	$14.1	13%

Pershing
AUC/A at period end (in trillions) (b)	$3.0	$3.0	$2.8	$2.7	$2.7	—%	11%	$3.0	$2.7	11%
Net new assets (U.S. platform) (in billions) (d)	$51	$3	$(10)	$11	$41	N/M	N/M	$55	$(6)	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	285	269	334	298	254	6%	12%	296	269	10%
Average active clearing accounts (in thousands)	8,487	8,387	8,405	8,406	8,260	1%	3%	8,421	8,098	4%

Payments and Trade (e)
Average daily U.S. dollar payment volumes	258,080	246,286	246,250	244,673	250,714	5%	3%	248,808	242,997	2%

Clearance and Collateral Management
Average collateral balances (in billions)	$7,453	$7,275	$7,061	$6,576	$6,463	2%	15%	$7,091	$6,217	14%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2025 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
(e) Formerly Treasury Services.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						4Q25 vs.				FY25 vs.
(dollars in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	3Q25	4Q24	FY25	FY24	FY24
Revenue:
Investment management fees (a)	$793	$776	$748	$735	$789	2%	1%	$3,052	$3,093	(1)%
Performance fees	14	6	10	5	20	N/M	N/M	35	51	N/M
Investment management and performance fees (b)	807	782	758	740	809	3	—	3,087	3,144	(2)
Distribution and servicing fees	69	69	69	68	68	—	1	275	275	—
Other fees (c)	(84)	(78)	(76)	(75)	(64)	N/M	N/M	(313)	(256)	N/M
Total fee revenue	792	773	751	733	813	2	(3)	3,049	3,163	(4)
Investment and other revenue (d)	11	10	9	5	13	N/M	N/M	35	50	N/M
Total fee and other revenue (d)	803	783	760	738	826	3	(3)	3,084	3,213	(4)
Net interest income	51	41	41	41	47	24	9	174	176	(1)
Total revenue	854	824	801	779	873	4	(2)	3,258	3,389	(4)
Provision for credit losses	3	—	—	2	—	N/M	N/M	5	4	N/M
Noninterest expense (ex. amortization of intangible assets) (a)	700	636	649	710	695	10	1	2,695	2,762	(2)
Amortization of intangible assets	3	4	4	4	5	(25)	(40)	15	18	(17)
Total noninterest expense	703	640	653	714	700	10	—	2,710	2,780	(3)
Income before income taxes	$148	$184	$148	$63	$173	(20)%	(14)%	$543	$605	(10)%

Total revenue by line of business:
Investment Management (a)(e)	$577	$559	$543	$518	$598	3%	(4)%	$2,197	$2,330	(6)%
Wealth Management (e)	277	265	258	261	275	5	1	1,061	1,059	—
Total revenue by line of business	$854	$824	$801	$779	$873	4%	(2)%	$3,258	$3,389	(4)%

Financial ratios:
Pre-tax operating margin	17%	22%	19%	8%	20%			17%	18%
Adjusted pre-tax operating margin – Non-GAAP (f)	19%	24%	20%	9%	22%			18%	20%

Selected balance sheet data:
Average loans	$13,931	$14,143	$13,991	$13,537	$13,718	(1)%	2%	$13,902	$13,610	2%
Average assets (g)	$26,948	$27,247	$27,114	$26,402	$26,706	(1)%	1%	$26,930	$26,385	2%
Average deposits	$9,453	$9,201	$9,216	$9,917	$9,967	3%	(5)%	$9,445	$10,589	(11)%
(a) Effective 1Q25, an adjustment for certain rebates, which were previously recorded as distribution and servicing expense, began to be reflected as a reduction of investment management fees. These amounts totaled approximately $20 million for all quarterly periods presented and impacted the year-over-year variances for investment management fees and related revenue subtotals, noninterest expense and Investment Management total revenue in the table above.
(b) On a constant currency basis, investment management and performance fees decreased 1% (Non-GAAP) compared with 4Q24. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Other fees primarily include investment services fees.
(d) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(e) In 4Q25, the prior period total revenue by line of business for Investment Management and Wealth Management was revised for comparability to reflect the movement of certain fixed income investment management business from Wealth Management to Investment Management. There was no impact to total revenue reported for the Investment and Wealth Management business segment or on a consolidated basis.
(f) Net of distribution and servicing expense. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.
(g) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							4Q25 vs.						FY25 vs.
(dollars in billions)	4Q25	3Q25		2Q25	1Q25	4Q24	3Q25	4Q24	FY25		FY24		FY24
AUM by product type: (a)(b)
Equity	$179	$180		$168	$156	$162	(1)%	10%
Fixed income	262	257		248	234	221	2	19
Index	517	512		488	470	491	1	5
Liability-driven investments	539	537		588	549	548	—	(2)
Multi-asset and alternative investments	186	181		173	167	171	3	9
Cash	495	475		441	432	436	4	14
Total AUM	$2,178	$2,142		$2,106	$2,008	$2,029	2%	7%

Changes in AUM: (a)(b)
Beginning balance of AUM	$2,142	$2,106		$2,008	$2,029	$2,144			$2,029		$1,974
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(8)		(3)	(3)	(5)			(18)		(15)
Fixed income	5	7		5	2	(2)			19		18
Liability-driven investments	(15)	(23)		—	1	(11)			(37)		2
Multi-asset and alternative investments	(1)	(1)		(4)	(2)	(2)			(8)		(15)
Total long-term active strategies (outflows) inflows	(15)	(25)		(2)	(2)	(20)			(44)		(10)
Index	(8)	(8)		(22)	(11)	(7)			(49)		(42)
Total long-term strategies (outflows)	(23)	(33)		(24)	(13)	(27)			(93)		(52)
Short-term strategies:
Cash	20	34		7	(5)	12			56		45
Total net (outflows) inflows	(3)	1		(17)	(18)	(15)			(37)		(7)
Net market impact	40	30		70	(25)	(45)			115		69
Net currency impact	(1)	(10)		45	22	(55)			56		(25)
Other	—	15	(c)	—	—	—			15	(c)	18	(d)
Ending balance of AUM	$2,178	$2,142		$2,106	$2,008	$2,029	2%	7%	$2,178		$2,029		7%

Wealth Management client assets (a)(e)	$350	$348		$339	$327	$327	1%	7%
(a) Dec. 31, 2025 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects a change in methodology beginning in the third quarter of 2025 to include assets under advisement.
(d) Reflects the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information.
(e) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	FY25	FY24
Revenue:
Fee revenue	$(21)	$(27)	$(15)	$(28)	$(20)	$(91)	$(42)
Investment and other revenue	45	45	33	62	9	185	140
Total fee and other revenue	24	18	18	34	(11)	94	98
Net interest (expense) income	(9)	1	(19)	(9)	(8)	(36)	(61)
Total revenue	15	19	(1)	25	(19)	58	37
Provision for credit losses	(9)	(1)	2	4	(4)	(4)	9
Noninterest expense	55	45	36	88	137	224	254
(Loss) before income taxes	$(31)	$(25)	$(39)	$(67)	$(152)	$(162)	$(226)

Selected balance sheet data:
Average loans and leases	$1,695	$1,565	$1,685	$1,800	$1,723	$1,686	$1,763
Average assets	$67,432	$70,687	$69,823	$65,297	$66,442	$68,323	$65,761

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2025	4Q25 change in unrealized gain (loss)	Dec. 31, 2025			Fair value as a % of amortized cost (a)	Unrealized (loss)		% Floating rate (b)	Ratings (c)
			Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$44,964	$353	$47,696	$45,383		95%	$(2,313)		14%	100%	—%	—%	—%	—%
Non-U.S. government (d)	34,314	68	34,247	34,224		100	(23)		22	84	16	—	—	—
U.S. Treasury	32,839	146	33,451	33,386		100	(65)		33	100	—	—	—	—
Agency commercial MBS	9,666	43	9,828	9,600		98	(228)		44	100	—	—	—	—
Foreign covered bonds	8,499	(4)	8,824	8,806		100	(18)		35	100	—	—	—	—
CLOs	8,097	(4)	7,958	7,958		100	—		100	100	—	—	—	—
U.S. government agencies	4,095	28	4,195	4,029		96	(166)		27	100	—	—	—	—
Non-agency commercial MBS	2,210	11	2,280	2,196		96	(84)		46	100	—	—	—	—
Non-agency RMBS	1,407	15	1,629	1,515		93	(114)		46	100	—	—	—	—
Other asset-backed securities	402	3	397	376		95	(21)		21	100	—	—	—	—
Other debt securities	10	—	11	10		91	(1)		—	—	—	—	—	100
Total securities	$146,503	$659	$150,516	$147,483	(e)	98%	$(3,033)	(f)	29%	96%	4%	—%	—%	—%
(a) Amortized cost includes the impact of hedged item basis adjustments, which was a net decrease of $910 million, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) The fair value of available-for-sale securities totaled $102,106 million at Dec. 31, 2025, or 69% of the securities portfolio. The fair value of the held-to-maturity securities totaled $45,377 million at Dec. 31, 2025, or 31% of the securities portfolio.

(f) At Dec. 31, 2025, includes a pre-tax net unrealized loss of $316 million related to available-for-sale securities, net of hedges, and $2,717 million related to held-to-maturity securities. The after-tax unrealized loss, net of hedges, related to available-for-sale securities was $241 million and the after-tax unrealized loss related to held-to-maturity securities was $2,072 million.
Note: At Dec. 31, 2025, the accretable discount relating to securities was $1,979 million. Including the discontinued hedges, net accretion was $116 million in 4Q25.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2025				2024
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$272	$275	$295	$294	$296
Allowance for lending-related commitments	63	70	75	72	75
Allowance for other financial instruments (a)	33	34	31	26	30
Allowance for credit losses – beginning of period	$368	$379	$401	$392	$401

Net (charge-offs) recoveries:
Charge-offs	—	(5)	(10)	(10)	(30)
Recoveries	2	1	5	1	1
Total net recoveries (charge-offs)	2	(4)	(5)	(9)	(29)
Provision for credit losses (b)	(26)	(7)	(17)	18	20
Allowance for credit losses – end of period	$344	$368	$379	$401	$392

Allowance for credit losses – end of period:
Allowance for loan losses	$245	$272	$275	$295	$294
Allowance for lending-related commitments	74	63	70	75	72
Allowance for other financial instruments (a)	25	33	34	31	26
Allowance for credit losses – end of period	$344	$368	$379	$401	$392

Allowance for loan losses as a percentage of total loans	0.30%	0.36%	0.38%	0.41%	0.41%

Nonperforming assets	$143	$160	$161	$213	$179
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Quarterly returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	FY25	FY24
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,427	$1,339	$1,391	$1,149	$1,130	$5,306	$4,336
Add: Amortization of intangible assets	11	12	11	11	13	45	50
Less: Tax impact of amortization of intangible assets	3	3	2	3	3	11	12
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,435	$1,348	$1,400	$1,157	$1,140	$5,340	$4,374

Average common shareholders’ equity	$39,142	$38,626	$37,892	$36,980	$36,923	$38,167	$36,413
Less: Average goodwill	16,777	16,787	16,748	16,615	16,515	16,733	16,316
Average intangible assets	2,827	2,842	2,850	2,849	2,846	2,842	2,839
Add: Deferred tax liability – tax deductible goodwill	1,227	1,236	1,236	1,226	1,221	1,227	1,221
Deferred tax liability – intangible assets	662	665	668	666	665	662	665
Average tangible common shareholders’ equity – Non-GAAP	$21,427	$20,898	$20,198	$19,408	$19,448	$20,481	$19,144

Return on common equity – GAAP	14.5%	13.7%	14.7%	12.6%	12.2%	13.9%	11.9%
Return on tangible common equity – Non-GAAP	26.6%	25.6%	27.8%	24.2%	23.3%	26.1%	22.8%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2025				2024
(dollars in millions, except common shares and unless otherwise noted)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
The Bank of New York Mellon Corporation shareholders’ equity at period end – GAAP	$44,313	$43,879	$43,950	$43,119	$41,318
Less: Preferred stock	4,836	4,836	5,331	5,331	4,343
The Bank of New York Mellon Corporation common shareholders’ equity at period end – GAAP	39,477	39,043	38,619	37,788	36,975
Less: Goodwill	16,767	16,773	16,823	16,661	16,598
Intangible assets	2,822	2,834	2,849	2,846	2,851
Add: Deferred tax liability – tax deductible goodwill	1,227	1,236	1,236	1,226	1,221
Deferred tax liability – intangible assets	662	665	668	666	665
The Bank of New York Mellon Corporation tangible common shareholders’ equity at period end – Non-GAAP	$21,777	$21,337	$20,851	$20,173	$19,412

Period-end common shares outstanding (in thousands)	688,236	697,349	705,241	715,434	717,680

Book value per common share – GAAP	$57.36	$55.99	$54.76	$52.82	$51.52
Tangible book value per common share – Non-GAAP	$31.64	$30.60	$29.57	$28.20	$27.05

Net interest margin reconciliation
(dollars in millions)	4Q25	3Q25	2Q25	1Q25	4Q24
Net interest income – GAAP	$1,346	$1,236	$1,203	$1,159	$1,194
Add: Tax equivalent adjustment	—	—	1	—	1
Net interest income (FTE) – Non-GAAP	$1,346	$1,236	$1,204	$1,159	$1,195

Average interest-earning assets	$387,289	$374,493	$375,542	$354,687	$357,768

Net interest margin – GAAP (a)	1.38%	1.31%	1.27%	1.30%	1.32%
Net interest margin (FTE) – Non-GAAP (a)	1.38%	1.31%	1.27%	1.30%	1.32%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	4Q25	3Q25	2Q25	1Q25	4Q24	FY25	FY24
Income before income taxes – GAAP	$148	$184	$148	$63	$173	$543	$605

Total revenue – GAAP	$854	$824	$801	$779	$873	$3,258	$3,389
Less: Distribution and servicing expense	74	68	64	65	88	271	363
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$780	$756	$737	$714	$785	$2,987	$3,026

Pre-tax operating margin – GAAP (a)	17%	22%	19%	8%	20%	17%	18%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	19%	24%	20%	9%	22%	18%	20%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			4Q25 vs.
(dollars in millions)	4Q25	4Q24	4Q24
Consolidated:
Investment management and performance fees – GAAP	$806	$808	—%
Impact of changes in foreign currency exchange rates	—	9
Adjusted investment management and performance fees – Non-GAAP	$806	$817	(1)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$807	$809	—%
Impact of changes in foreign currency exchange rates	—	9
Adjusted investment management and performance fees – Non-GAAP	$807	$818	(1)%